Service Agreement Amendment


     Agreement effective July 1, 2000, by and between Penn Independent Corporation, 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PIC") and Penn-America Group, Inc., 420 S. York Road, Hatboro, Pennsylvania, 19040 ("PAGI").

     WHEREAS, the parties hereto are parties to a Service Agreement dated August 20, 1993, as most recently amended effective January 1, 2000 (the "Service Agreement"); and,

     WHEREAS, the Service Agreement currently provides for the payment by PAGI to PIC of a monthly expense estimate, which estimate consists of PAGI's share of
(a) telephone, insurance and building rental; and, (b) expenses for the salaries of Irvin Saltzman, Human Resources and office services and facilities management expenses; and,

     WHEREAS, the parties to this Amended Service Agreement desire to clarify that the monthly expense estimate in the Service Agreement refers to PAGI's share of the telephone, insurance, building rental, facilities management expenses and salaries of Irvin Saltzman, Human Resources and Office Services personnel in connection with their services for PAGI; and,

     WHEREAS, the parties to this Amended Service Agreement desire to confirm the amount of the monthly expense estimate owed by PAGI to PIC effective July 1, 2000 through December 31, 2000;

     NOW, THEREFORE, in consideration of the foregoing, the parties, intending to be legally bound, agree that effective July 1, 2000 through December 31, 2000, PAGI will pay to PIC $16,700 as a monthly expense estimate, which estimate constitutes PAGI's share of monthly expenses for the telephone, insurance, building rental, facilities management expenses and salaries of Irvin Saltzman, Human Resources, and Office Services personnel.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

PENN INDEPENDENT CORPORATION           PENN-AMERICA GROUP, INC.



BY: /s/ Jason M. Waksman                BY: /s/ Garland P. Pezzuolo
   --------------------------              -----------------------------
   V.P. Finance & CFO                      Secretary & General Counsel